Exhibit 99.1

1 Campbell to Acquire Sovos Brands August 7, 2023

2 Forward - Looking Statements This presentation contains "forward - looking" statements within the meaning of the Private Securities Litigation Reform Act of 1995 . These forward - looking statements reflect Campbell Soup Company’s (“Campbell” or “our”) current expectations regarding our future results of operations, economic performance, financial condition and achievements . These forward - looking statements can be identified by words such as "anticipate," "believe," "estimate," "expect," "intend," "plan," "pursue," "strategy," "target," "will" and similar expressions . One can also identify forward - looking statements by the fact that they do not relate strictly to historical or current facts, and may reflect anticipated cost savings or implementation of our strategic plan . These statements reflect our current plans and expectations and are based on information currently available to us . They rely on several assumptions regarding future events and estimates which could be inaccurate and which are inherently subject to risks and uncertainties . We wish to caution the reader that the following important factors and those important factors described in our other Securities and Exchange Commission filings, or in our 2022 Annual Report on Form 10 - K, could affect our actual results and could cause such results to vary materially from those expressed in any forward - looking statements made by, or on behalf of, us : the conditions to the completion of the Sovos Brands transaction, including obtaining Sovos Brands stockholder approval, may not be satisfied, or the regulatory approvals required for the transaction may not be obtained on the terms expected, on the anticipated schedule, or at all ; long - term financing for the Sovos Brands transaction may not be obtained on the terms expected, on the anticipated schedule, or at all ; long - term financing for the Sovos Brands transaction may not be obtained on favorable terms, or at all ; closing of the Sovos Brands transaction may not occur or be delayed, either as a result of litigation related to the transaction or otherwise or result in significant costs of defense, indemnification and liability ; the risk that the cost savings and any other synergies from the Sovos Brands transaction may not be fully realized or may take longer or cost more to be realized than expected, including that the Sovos Brands transaction may not be accretive within the expected timeframe or the extent anticipated ; completing the Sovos Brands transaction may distract our management from other important matters ; the risks related to the availability of, and cost inflation in, supply chain inputs, including labor, raw materials, commodities, packaging and transportation ; the company’s ability to execute on and realize the expected benefits from its strategy, including growing sales in snacks and growing/maintaining its market share position in soup ; the impact of strong competitive responses to the company’s efforts to leverage its brand power with product innovation, promotional programs and new advertising ; the risks associated with trade and consumer acceptance of product improvements, shelving initiatives, new products and pricing and promotional strategies ; the ability to realize projected cost savings and benefits from cost savings initiatives and the integration of recent acquisitions ; disruptions in or inefficiencies to the company’s or Sovos Brands’ supply chain and/or operations, including reliance on key supplier relationships ; the impacts of, and associated responses to, the COVID - 19 pandemic on our business, suppliers, customers, consumers and employees ; the risks related to the effectiveness of the company's hedging activities and the company's ability to respond to volatility in commodity prices ; the company’s ability to manage changes to its organizational structure and/or business processes, including selling, distribution, manufacturing and information management systems or processes ; changes in consumer demand for the company’s products and favorable perception of the company’s brands ; changing inventory management practices by certain of the company’s or Sovos Brands’ key customers ; a changing customer landscape, with value and e - commerce retailers expanding their market presence, while certain of the company’s key customers maintain significance to the company’s business ; product quality and safety issues, including recalls and product liabilities ; the possible disruption to the independent contractor distribution models used by certain of the company’s businesses, including as a result of litigation or regulatory actions affecting their independent contractor classification ; the uncertainties of litigation and regulatory actions against the company or Sovos Brands ; the costs, disruption and diversion of management’s attention associated with activist investors ; a disruption, failure or security breach of the company’s or the company's vendors' information technology systems, including ransomware attacks ; impairment to goodwill or other intangible assets ; the company’s and Sovos Brands’ ability to protect its intellectual property rights ; increased liabilities and costs related to the company’s defined benefit This presentation contains "forward - looking" statements within the meaning of the Private Securities Litigation Reform Act of 1995 . These forward - looking statements reflect Campbell Soup pension plans ; the company’s and Sovos Brands’ ability to attract and retain key talent ; goals and initiatives related to, and the impacts of, climate change, including weather - related events ; negative changes and volatility in financial and credit markets, deteriorating economic conditions and other external factors, including changes in laws and regulations ; unforeseen business disruptions or other impacts due to political instability, civil disobedience, terrorism, armed hostilities (including the ongoing conflict between Russia and Ukraine), extreme weather conditions, natural disasters, other pandemics or other calamities ; and other factors described in the company’s most recent Form 10 - K and subsequent Securities and Exchange Commission filings . The discussion of uncertainties is by no means exhaustive but is designed to highlight important factor that may impact our outlook . We disclaim any obligation or intent to update the forward - looking statements in order to reflect events or circumstances after the date of this presentation .

3 Today’s Presenters Carrie Anderson EVP & Chief Financial Officer Mark Clouse President & Chief Executive Officer Todd Lachman Founder, President and Chief Executive Officer Sovos Brands

Sovos Brands Joining the Campbell's Family

Strategic, Powerful, Growth Accretive Combination

- Strengthens and diversifies Meals & Beverages
- Adds fast-growing brands
- Substantial runway for adjacent categories
- Strong complement to our Snack's growth platform

Transaction

- Campbell to acquire Sovos Brands for $23.00 per share in cash; Total enterprise value of $2.7B
- 14.6x adjusted EBITDA multiple including ~$50M in planned synergies[1]
- Expected to be accretive in Year 2
- Projected leverage at closing ~4x[2]; capital allocation priorities remain unchanged sovos brands



RAO'S HOMEMADE
$837M
Adj. Net Sales
CY22[3]
Michael Angelo's
noosa
finest yoghurt

+28%	+16%	+9%
Organic Net Sales CY2019-22 CAGR[4]	Organic Net Sales Q2 FY23 vs. PY[5]	Volume Q2 FY23 vs. PY[6]

[1] Total enterprise value divided by Sovos Brands adjusted EBITDA last twelve months ended July 1, 2023, including run rate synergies. Refer to non-GAAP reconciliation for LTM adjusted EBITDA.; [2] Estimated projected net debt divided by projected adjusted EBITDA excluding run rate synergies; [3] Excludes $41 million of net sales from divested business and includes 53rd week. Refer to non-GAAP reconciliation; [4] Excludes $41 million of net sales from divested business and 53rd week. Refer to non-GAAP reconciliation; [5] Refer to Non-GAAP reconciliation; [6] Source: Sovos Brands Second Quarter Fiscal Year 2023 earnings release published on 08/07/23

BUILDING MOMENTUM 4

5 $1,641 $938 $657 $1,480 $787 $181 Mainstream Distinctive Ultra Distinctive 2017 2022 Adds Fast Growing Rao’s Brand to Our Portfolio Rao’s is the leader in Ultra Distinctive Italian Sauce Italian Sauce Category Retail Sales and 2017 - 2022 CAGR 1 ($ millions) +33% +7% +4% 1 Circana ( MULO + C) calendar year data 2017 – 2022; 2 Circana MULO calendar year data 2019 – 2022; Ultra - Distinctive = Ultra Premium pasta sauce; Note: “Pasta Sauce” is defined in Circana as “Spaghetti / Italian Sauce”; Sub - categories are based on price per ounce Premium Tiers +39% Retail Net Sales CY2019 - 22 CAGR 2 #1 S hare in Ultra Distinctive 2 >10pt Share Gain vs. 2019 2

Significant Runway for Growth in *Rao's* Italian Sauces

Significant additional HHP opportunity	Strongest growth with younger consumers[2]	Leading velocity for pasta sauce category	White space distribution opportunity
<14% HHP vs ~20% HHP for Premium peers[1]	**+41%** Gen Z and Millennial Retail Sales With strong growth >15% across all consumer cohorts	**>60%** Brand velocity vs premium peer[3] ($/TPD)	**~20pt** Difference in top 5 *Rao's* SKUs ACV vs next 5 *Rao's* SKUs[4] **~10** Avg items per store gap vs key category players[5]

[1] *Rao's*, Classico and Bertolli pasta sauce data shown, Source: HHP Circana Total US - all outlets L52 weeks ending 7/23/23; [2] Circana Total US – All Outlets L52 Panel Data as of 7/23/23 and as compared to the comparable year-ago period, where applicable; [3] Classico reference point shown based on Circana MULO L52 as of 7/23/2023; [4]Based on *Rao's* (MULO) SKU ranking by highest $ sales during L52 weeks ending 7/2/23; [5]Circana Mulo + C L52 weeks ending 7/23/23 Avg wkly items per store selling. Key category players include Prego and Ragu

BUILDING MOMENTUM 6

7 Product Category Size 1 Rao’s $Consumption 2 Growth vs. PY Frozen 3 meals Meals $12.6B Pizza $6.2B +51% Dry Pasta $2.6B +52% Ready to Serve Soup $2.0B +26% Substantial Opportunity for Expansion to Adjacent Categories 1 Reflects L52 Circana ( MULO ) $ consumption (category dollars) as of 5/21/23, Rao’s share of each frozen meals, frozen pizza, dry pasta, and RTS soup <2% of respective categories; 2 Source: Circana MULO L52 weeks ending 7/23/23; 3 Frozen includes frozen single and multi - serve entrees and frozen pizza Low penetration 1 across additional substantial categories with strong growth opportunities given recent momentum

8 Michael Angelo’s Adds Authentic Italian Frozen Meals and Additional Supply Chain Scale • Established frozen business with the #1 most preferred Italian frozen entree brand among families 1 • +3% $ Consumption CY 2019 - 22 CAGR 2 • High quality Italian aligned with at home eating trends focused on convenience • Potential for further cost synergy opportunities as the business scales within our Supply Chain 1 Third - party A&U Study from January 2021 ; 2 Circana MULO CY2022 and comparable CY2019 $ consumption as of reporting w/e 7/23/23

9 Great Tasting Products and a Track Record of Strong Performance Provides Optionality • 5% $ Consumption CY 2019 - 22 CAGR 1 with strong, sustainable profitability • Strong leadership in place to operate as an attractive, easily separatable business while Campbell’s evaluates strategic options • High - quality ingredients sourced from local Colorado farms • One of the highest Net Promoter Scores in the yogurt category 2 • <10% HHP demonstrates significant whitespace 3 • Expanding into new categories through innovation . 1 Circana MULO CY2022 and comparable CY2019 $ consumption as of reporting w/e 7/23/23; 2 Source: Third party A&U Study from November 2022; 3 Circana Panel data, MULO L52W as of 7/2/2023

10 Compelling Strategic Rationale for Acquisition Attractive Sustainable Profitable Growth Accelerates Campbell’s Focused Strategic Plan Multi - dimensional Value Creation & 1 2 3

11 Multi - dimensional Value Creation 1 • U nlocks significant value through strong and sustainable growth opportunities • Expect fast, effective and efficient integration and synergy unlock given familiarity with categories and Campbell’s strong capabilities, processes and proven integration playbook • Provides substantial earnings growth contribution to the division while unlocking additional value through meaningful cost synergies • Drives operating synergies while improving scale efficiency of our core operations by leveraging Campbell’s supply chain excellence and scale

12 Expected ~$50 million Annualized Savings 2/3 rd from targeted selling, general & administrative expenses through harmonizing the combined corporate organizations 1/3 rd from greater scale in sourcing and procurement and efficiency gains and cost savings in our supply chain network Multi - dimensional Value Creation 1

13 Attractive Sustainable, Profitable Growth 2 • Significant whitespace opportunity for Rao’s and Michael Angelo’s to reach best - in - class distribution, growing items per store and increasing household penetration • Campbell's expertise in retail execution will enhance shelf productivity, geographic footprint, and sub - category penetration • Enhances and strengthens Campbell’s capabilities with Sovos ’ expertise in innovation, category expansion and the marketing of premium, high - growth brands

14 Accelerates Campbell’s focused Strategic Plan 3 • Further advances the company’s focused roadmap • Adds 1 full point of net sales growth to Meals & Beverages; Solidifies its role as steady contributor and complements the existing stable , core business • Delivers $1 billion sauces strategic objective by entering ultra - distinctive sauces market • Extends Campbell’s presence into the fast growing, on - trend, premium frozen meals segment, while adding meaningful scale to existing Pepperidge Farm’s frozen portfolio

3 Strengthens M&B with highly relevant and fast-growing Premium segments in core categories

	Mainstream		Premium	
Soup	Campbell's, Campbell's Chunky, Swanson	Leading Mainstream Soup, +3.1% 4-yr CAGR	Organic Leadership Pacific Foods	Fast Growing Jarred Super-Premium Rao's Homemade
Sauces	Prego	Leading Mainstream Pasta Sauce, +7.4% 4-yr CAGR	Rao's Homemade	Leading Ultra-Distinctive Italian Sauce, +37% 4-yr CAGR
Salsa / Picante	Pace	Strong Mainstream Salsa / Picante, +4.5% 4-yr CAGR	Late July Snacks Salsa	***New FY24 Launch***

Source: Retail sales growth and share Circana (MULO) L52 weeks ending 7/23/23 and 4YA

BUILDING MOMENTUM 15

16 High Confidence in Integration Capabilities and Proven Playbook • +10% $ Consumption 4 - yr CAGR 1 • Developed brand into a premium growth engine, driving incremental consumers to our portfolio • Balanced integration; preserved consumer and customer dedicated resources • Increased household penetration with younger consumers • Successful launch of Ready - to - Serve canned soup • +9% $ Consumption 4 - yr CAGR 1 • Successfully integrated and combined SAP system across the company • Utilized existing sales, cross - selling capabilities to grow Snacks franchise including several premium brands • Deliver on focused portfolio by executing strategic alternatives for non - core brands (e.g., Emerald ) 1 Total Circana US MULO $ Consumption Q3FY23: 13 weeks ending 04/30/23, Q3FY19: 13 weeks ending 04/28/19

17 Todd Lachman Founder, President and Chief Executive Officer

18 Transaction Financial Summary Transaction Metrics • All cash purchase price of $23.00 per share • Total enterprise value of $2.7B • Represents adjusted EBITDA multiple of 14.6x including run - rate synergies 1 • Represents adjusted EBITDA multiple of 19.8x excluding run - rate synergies 1 Cost Synergies and One - Time Costs • Expected annualized cost synergies reaching ~$50M over the next two years • Approximately $90M in one - time integration costs and costs to achieve synergies over two years 2 • Accretive to adjusted diluted EPS by Year 2, excluding one - time expenses Capital Structure • Financing expected through issuance of new debt • Projected leverage ~4x 3 at close, reducing to target leverage of ~3x by end of Year 3 • Near - term capital allocation focus on investment in the business, maintaining a competitive dividend, reducing debt to targeted leverage ratio, and continuing anti - dilutive share repurchases • Expect to maintain investment grade Timing • Expected close by end of December 2023 • Subject to Sovos Brands’ stockholder approval and customary closing conditions, including regulatory approvals Approvals • Transaction has been approved by both Boards of Directors and has the support of key Sovos Brands stockholder, Advent International Corp. and Sovos Brands director stockholders 1 Total enterprise value divided by Sovos Brands adjusted EBITDA last twelve months ended July 1, 2023, including and excluding ru n rate synergies. Refer to non - GAAP reconciliation for LTM adjusted EBITDA; 2 Mix of operating expense and capital ; 3 Estimated projected net debt divided by projected adjusted EBITDA excluding run rate synergies

Campbell & Sovos Brands Combine to Create Long-term Value

1

Multi-dimensional Value Creation

- Strong sustainable growth opportunities
- Faster integration & synergy unlock given familiar categories and proven playbook

2

Attractive, Sustainable Profitable Growth

- Significant whitespace opportunity for existing Sovos Brands
- Ample runway for adjacent segment expansion

3

Accelerates Campbell's Strategic Plan

- Further advances the company's focused 1 geography, 2 division roadmap
- Solidifies role Meals & Beverages as a sustainable, dependable contributor to enterprise
- Delivers $1B sauces strategic objective by entering ultra-distinctive sauces market
- Extends presence into fast growing, on-trend, premium frozen meals segment, while adding meaningful scale to existing Pepperidge Farms frozen portfolio

BUILDING MOMENTUM 19

20 Questions & Answers Carrie Anderson EVP & Chief Financial Officer Mark Clouse President & Chief Executive Officer Mick Beekhuizen EVP & President, Meals & Beverages Division 

21 Appendix

22 Non - GAAP Financial Measures This presentation includes measures that are not prepared in accordance with U . S . generally accepted accounting principles (“GAAP”) . Campbell uses Sovos Brands Adjusted EBITDA and organic net sales, which are non - GAAP measures, in this presentation . For each of these non - GAAP financial measures, we have included below a reconciliation of the differences between the non - GAAP measure and the most comparable GAAP measure . These non - GAAP measures should be viewed in addition to, and not in lieu of, the comparable GAAP measure . Campbell discusses projected leverage in this presentation only in relation to management’s expectations of the future effect of the Sovos Brands transaction and has not provided a reconciliation of these forward - looking projected leverage expectations to the mostly directly comparable GAAP measure due to the inherent difficulty in forecasting and quantifying certain amounts that are necessary for such reconciliation, including adjustments that could be made for actuarial gains or losses on pension and postretirement plans because these impacts are dependent on future changes in market conditions, transaction and integration costs and other charges reflected in Campbell’s reconciliations of historical numbers, the amounts of which, based on historical experience, could be significant .

23 Reconciliation of GAAP and Non - GAAP Financial Measures* (1) Consists of non - cash equity - based compensation expense associated with the grant of equity - based compensation provided to non - em ployee officers, directors and employees. (2) Consists of costs for professional fees related to organizational optimization and capital markets activities (3) Consists of unrealized gain on foreign currency contracts. (4) Consist of write - downs associated with packaging optimization and a strategic initiative to move co - packaging production from an international supplier to a domestic supplier. (5) Consists of costs associated with the divestiture of the Birch Benders brand and certain related assets and costs associated with potential transactions, including the pending Merger. * Based on Sovos Brands’ July 1, 2023 financial information. ($ thousands) Trailing Twelve Months Ended July 1, 2023 Net loss $ (13,988) Interest expense 33,495 Income tax expense 1,381 Depreciation and amortization 36,521 EBITDA $ 57,409 Non - cash equity - based compensation (1) 21,731 Non - recurring costs (2) 3,684 Gain on foreign currency contracts (3) (266) Supply chain optimization (4) 1,238 Transaction and integration costs (5) 53,840 Adjusted EBITDA $ 137,636 Sovos Brands – Trailing Twelve Months Ended July 1, 2023

24 Reconciliation of GAAP and Non - GAAP Financial Measures* (1) Reflects Net Sales for the Birch Benders brand generated in the 53 weeks ended December 31, 2022. (2) Reflects Net Sales generated in the 53 rd week by the Rao’s , Michael Angelo’s and noosa brands. (3) Sovos Brands Organic Net Sales and Organic Net Sales growth are defined as Reported Net Sales or Reported Net Sales growth excludin g, when they occur, the impact of a 53 rd week of shipments, acquisitions and divestitures. * Based on Sovos Brands’ July 1, 2023 financial information. ($ millions) Fiscal Year Ended December 31, 2022 December 28, 2019 Reported Net Sales $ 878.4 $ 388.0 Divestiture (1) (41.2) - Adjusted Net Sales $ 837.2 $ 388.0 53 rd Week (2) (18.3) - Organic Net Sales (3) $ 818.9 $ 388.0 3 - Year Compounded Annual Organic Net Sales Growth Rate (3) 28% Sovos Brands - Reconciliation of Reported Net Sales to Adjusted Net Sales and Organic Net Sales: 2019 & 2022

25 Reconciliation of GAAP and Non - GAAP Financial Measures* ($ thousands) 13 weeks ended July 1, 2023 June 25, 2022 Reported Net Sales $ 217,635 $ 197,433 Divestiture (1) — (10,347) Organic Net Sales (2) $ 217,635 $ 187,086 Organic Net Sales Growth (2) 16% Sovos Brands - Reconciliation of Reported Net Sales to Organic Net Sales: Q2 2022 & Q2 2023 (1) Reflects Net Sale s for the Birch Benders brand generated in the 13 weeks ended June 25, 2022. (2) Sovos Brands Organic Net sales and Organic Net Sales growth are defined as Reported Net Sales or Reported Net Sales growth excludin g, when they occur, the impact of a 53 rd week of shipments, acquisitions and divestitures. For discussions of fiscal 2023 results, Organic Net Sales growth excludes the impact of the Birch Benders divestiture and the 53 rd week in the prior year. * Based on Sovos Brands’ July 1, 2023 financial information.